Exhibit 10(a)


Independent Auditors' Consent



We consent to the incorporation by reference in this Post-effective Amendment No. 7 to Registration Statement No. 333-00999 of Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 19, 1999, appearing in the Annual Report on Form 10-K of Glenbrook Life and Annuity Company for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

We also consent to the use of our report dated February 19, 1999, related to Glenbrook Life and Annuity Company, and to the use of our report dated March 18, 1999, related to Glenbrook Life Multi-Manager Variable Account, and to the reference to us under the heading "Experts", which appear in the Statement of Additional Information, which is part of such Registration Statement.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 21, 2000

Exhibit 10(b)
                   Consent of Freedman, Levy, Kroll & Simonds

We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 7 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-00999).



/s/ FREEDMAN, LEVY, KROLL & SIMONDS
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Washington, D.C.
January 19, 2000